UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the Appropriate Box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BONK, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

BONK, INC.

18801 N Thompson Peak Pkwy Ste 380

Scottsdale, AZ 85255

Notice of Annual Meeting of Stockholders

Date:	December 22, 2025
Time:	10:00 AM, Eastern Time
Record Date:	November 20, 2025

To the stockholders of Bonk, Inc.,

You are cordially invited to attend the 2025 annual meeting of stockholders (the “Meeting”) of Bonk, Inc. (the “Company”) to be held in a virtual-only meeting format via live webcast on the Internet on December 22, 2025 at 10:00 a.m. Eastern Time. At the Meeting you will be asked to vote on the following matters:

1.	Re-elect seven directors to the Board of Directors (the “Board”) of the Company to serve until their successors are duly elected and qualified at the 2026 annual meeting of stockholders or until their earlier resignation or removal; and

2.	Ratify the appointment of M&K CPAS, PLLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE DIRECTOR NOMINEES INCLUDED IN PROPOSAL NO. 1, AND “FOR” PROPOSAL NO. 2.

Holders of record of the Company’s common stock or voting preferred stock at the close of business on November 20, 2025 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. Each share of common stock, Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, and Series C Convertible Preferred Stock entitles the holder thereof to approximately one, 171, 2,206, and 925 votes, respectively. As of the Record Date, holders of common stock, Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, and Series C Convertible Preferred Stock are entitled to 185,476,283, 6,816,832, 3,999,265, and 124,884,366 votes, respectively.

Your vote is important, regardless of the number of shares you own. Even if you plan to attend the Meeting virtually, it is strongly recommended that you complete the enclosed proxy card before the meeting date, to ensure that your shares will be represented at the Meeting if you are unable to attend.

A complete list of stockholders of record entitled to vote at the Meeting will be available, by appointment, for 10 days before the Meeting at the principal executive office of the Company for inspection by stockholders during ordinary business hours for any purpose germane to the Meeting.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

Important Notice Regarding the Availability of Proxy Materials for the Meeting

to be held at 10:00 AM, Eastern Time, on December 22, 2025

The Notice of the Meeting, the proxy statement, and our Annual Report on Form 10-K for the period ended December 31, 2024 are available at https://safetyshotofficial.com/sec-filings/.

We are holding the Meeting in a virtual-only meeting format via live webcast on the Internet. You will not be able to attend at a physical location. You will be able to join and attend online by logging in at www.virtualshareholdermeeting.com/BNKK2025. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

By Order of the Board,

Date:	__________, 2025	By:	/s/
		Name:	Jarrett Boon
		Title:	Chief Executive Officer (Principal Executive Officer)

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” ALL OF THE PROPOSALS LISTED ABOVE.

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BONK, INC.

18801 N Thompson Peak Pkwy Ste 380

Scottsdale, AZ 85255

Proxy Statement

This proxy statement is being made available to the holders of record shares of the voting stock of Bonk, Inc. (the “Company”) in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Company for use at the 2025 annual meeting of stockholders (the “Meeting”) of the Company to be held at 10:00 AM, Eastern Time, on December 22, 2025. The Meeting will be a virtual meeting via live webcast and no in person meeting will be held. You will be able to join and attend online by logging in at www.virtualshareholdermeeting.com/BNKK2025.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this proxy statement?

In this proxy statement, we refer to Bonk, Inc. as the “Company,” “we,” “us,” or “our.”

This proxy statement describes the proposals on which the Board would like you, as a stockholder, to vote at the Meeting, which will take place virtual-only (online) meeting format via live webcast on the Internet on December 22, 2025 at 10:00 AM, Eastern Time.

Stockholders are being asked to consider and vote upon proposals to (i) re-elect seven directors to the Board to serve until their successors are duly elected and qualified at the 2026 annual meeting of stockholders or until their earlier resignation or removal, and (ii) ratify the appointment of M&K CPAS, PLLC (“M&K”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

This proxy statement also gives you information on the proposals so that you can make an informed decision. You should read it carefully. Your vote is important. You are encouraged to submit your proxy card as soon as possible after carefully reviewing this proxy statement.

Who can vote at the Meeting?

Stockholders who owned shares of our common stock or voting preferred stock on November 20, 2025 (the “Record Date”) may attend and vote at the Meeting. There were 185,476,283 shares of common stock, 39,933 shares of Series A Convertible Preferred Stock (the “Series A Preferred Stock”), 1,813 shares of Series B Convertible Preferred Stock (the “Series B Preferred Stock”), and 135,000 shares of Series C Convertible Preferred Stock (the “Series C Preferred Stock”) outstanding on the Record Date. Each share of common stock, Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock entitles the holder thereof to approximately one, 171, 2,206, and 925 votes, respectively. As of the Record Date, holders of common stock, Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, and Series C Convertible Preferred Stock are entitled to 185,476,283, 6,816,832, 3,999,265, and 124,884,366 votes, respectively. Information about the stockholdings of our directors, executive officers, and significant stockholders is contained in the section entitled “Security Ownership of Certain Beneficial Owners and Management” beginning on page 14 of this proxy statement.

What is the proxy card?

The card enables you to appoint Jarrett Boon as your representative at the Meeting. By completing and returning the proxy card, you are authorizing this person to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is strongly recommended to complete and return your proxy card before the meeting date just in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxy will vote your shares, under your proxy, according to his best judgment.

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How does the Board recommend that I vote?

The Board unanimously recommends that stockholders vote “FOR” each of the director nominees listed in proposal No. 1 and “FOR” proposal No. 2.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Certain of our stockholders hold their shares in an account at a brokerage firm, bank, or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record/Registered Stockholders

If, on the Record Date, your shares were registered directly in your name with our transfer agent, ClearTrust, LLC, you are a “stockholder of record” who may vote at the Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote virtually at the Meeting. Whether or not you plan to attend the Meeting, please complete, date, and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Meeting. However, since you are not the stockholder of record, you may not vote these shares virtually at the Meeting unless you receive a valid proxy from your brokerage firm, bank, or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank, or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote virtually at the Meeting.

What are broker non-votes?

Broker non-votes are shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients. Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. Brokers, banks and other nominees can, however, vote on “routine” matters if the client does not provide voting instructions. For instance, the proposed ratification of the appointment of M&K as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 is considered a “routine” matter. Accordingly, brokers, banks and other nominees are entitled to vote uninstructed shares with respect to the ratification of the appointment of M&K as our independent registered public accounting firm. Whereas the proposed appointment of the nominee directors is considered as a “non-routine” matter. Accordingly, brokers, banks and other nominees are not entitled to vote uninstructed shares with respect to the approval of the appointment of the director nominees.

If my bank, broker or other nominee holds my shares in “street name,” will such party vote my shares for me?

For all “non-routine” matters, not without your direction. Your broker, bank or other nominee will be permitted to vote your shares on any “non-routine” proposal only if you instruct your broker, bank or other nominee on how to vote. Under applicable stock exchange rules, brokers, banks or other nominees have the discretion to vote your shares on routine matters if you fail to instruct your broker, bank or other nominee on how to vote your shares with respect to such matters. The proposed ratification of the appointment of M&K as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 is considered a “routine” matter. Accordingly, brokers, banks and other nominees are entitled to vote uninstructed shares with respect to the ratification of the appointment of M&K as our independent registered public accounting firm. Therefore, if you do not want your broker, bank or other nominee to vote on “routine” matters, it is important that you instruct your broker, bank or other nominee on how you wish to vote your shares.

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How do I vote my shares if I hold my shares in “street name” through a bank, broker or other nominee?

If you hold your shares as a beneficial owner through a bank, broker or other nominee, you should have received instructions on how to vote your shares from your broker, bank or other nominee. Please follow their instructions carefully. You must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee to ensure your shares are voted in the way you would like at the Meeting.

How do I vote?

If you were a stockholder of record of the Company’s common stock or voting preferred stock on the Record Date, you may vote virtually at the Meeting or by submitting a proxy. Each share of common stock, Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock that you own in your name entitles you to approximately one, 171, 2,206, and 925 votes, respectively, on the applicable proposals. As of the Record Date, holders of common stock, Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, and Series C Convertible Preferred Stock are entitled to 185,476,283, 6,816,832, 3,999,265, and 124,884,366 votes, respectively.

(1)	You may submit your proxy by mail. You may submit your proxy by mail by completing, signing, and dating your proxy card and returning it in the enclosed, postage-paid, and addressed envelope. If we receive your proxy card prior to the Meeting and if you mark your voting instructions on the proxy card, your shares will be voted:

●	as you instruct, and

●	according to the best judgment of the proxies if a proposal comes up for a vote at the Meeting that is not on the proxy card.

We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

●	FOR each nominee for director; and

●	FOR the selection of M&K as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

(2)	You may vote virtually at the Meeting. On the day of the meeting, you may go to www.virtualshareholdermeeting.com/BNKK2025, and log in by entering the 16-digit control number found on your proxy card, voting instruction form, or Notice of the Meeting, as applicable. If you do not have your control number, you will be able register as a guest; however, you will not be able to vote or submit questions during the meeting.

(3)	You may vote online. You may use the website www.proxyvote.com to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, December 21, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

(4)	You may vote via phone. You may use any touch-tone telephone to transmit your voting instructions by calling +1-800-690-6903.

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What happens if I abstain?

If you abstain, whether by proxy or virtually at the Meeting, or if you instruct your broker, bank or other nominee to abstain your abstention will not be counted for or against the proposals, but will be counted as “present” at the Meeting in determining whether or not a quorum exists.

If I plan on attending the Meeting, should I return my proxy card?

Yes. Whether or not you plan to attend the Meeting, after carefully reading and considering the information contained in this proxy statement, please complete and sign your proxy card, and then return the proxy card in the pre-addressed, postage-paid envelope provided herewith as soon as possible, so your shares may be represented at the Meeting.

May I change my mind after I return my proxy?

Yes. You may revoke your proxy and change your vote at any time before the polls close at the Meeting. You may do this by:

●	sending a written notice to the Secretary of the Company at the Company’s executive offices stating that you would like to revoke your proxy of a particular date;

●	signing another proxy card with a later date and returning it to the Secretary before the polls close at the Meeting; or

●	attending the Meeting and voting virtually.

However, your attendance at the Meeting will not automatically revoke your proxy unless you vote at the Meeting or specifically request in writing that your prior proxy be revoked.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What happens if I do not indicate how to vote my proxy?

Signed and dated proxies received by the Company without an indication of how the stockholder desires to vote on a proposal will be voted in favor of each director and proposal presented to the stockholders.

Will my shares be voted if I do not sign and return my proxy card?

If you do not sign and return your proxy card, your shares will not be voted unless you vote virtually at the Meeting.

Is my vote kept confidential?

Proxies, online votes, and voting tabulations identifying stockholders are kept confidential and will not be disclosed, except as may be necessary to meet legal requirements.

Where do I find the voting results of the Meeting?

We will announce voting results at the Meeting and also file a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”) reporting the voting results.

Who can help answer my questions?

You can contact Jarrett Boon at (561) 244-7100 or by sending a letter to the offices of the Company at 18801 N Thompson Peak Pkwy Ste 380, Scottsdale, AZ 85255, with any questions about proposals described in this proxy statement or how to execute your vote.

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GENERAL INFORMATION ABOUT THE MEETING AND VOTING

We are furnishing this proxy statement to you, as a stockholder of Bonk, Inc., as part of the solicitation of proxies by the Board for use at the Meeting to be held in a virtual-only (online) meeting format via live webcast on the Internet on December 22, 2025, and any adjournment or postponement thereof. This proxy statement provides you with information you need to know to be able to vote or instruct your proxy how to vote at the Meeting.

Date, Time, and Place of the Meeting	The Meeting will be held in a virtual-only (online) meeting format via live webcast on the Internet on December 22, 2025, at 10:00 AM, Eastern Time, or such other date, time, and place to which the Meeting may be adjourned or postponed.

Purpose of the Meeting	At the Meeting, the Company will ask stockholders to consider and vote upon the following proposals:

1.	Re-elect seven directors to the Board of the Company to serve until their successors are duly elected and qualified at the 2026 annual meeting of stockholders or until their earlier resignation or removal; and

2.	Ratify the appointment of M&K as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025.

Record Date and Voting Power	The Board fixed the close of business on November 20, 2025, as the record date for the determination of the outstanding shares of common stock and voting preferred stock entitled to notice of, and to vote on, the matters presented at the Meeting. As of the Record Date, there were 185,476,283 shares of common stock, 39,933 shares of Series A Preferred Stock, 1,813 shares of Series B Preferred Stock, and 135,000 shares of Series C Preferred Stock outstanding. Each share of common stock, Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock entitles the holder thereof to one, 171, 2,206, and 925 votes, respectively. As of the Record Date, holders of common stock, Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, and Series C Convertible Preferred Stock are entitled to 185,476,283, 6,816,832, 3,999,265, and 124,884,366 votes, respectively.

Quorum and Required Vote

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the meeting if holders of one-third (33.33%) of the outstanding shares entitled to vote thereat are present virtually or represented by proxy. Abstentions and broker non-votes (i.e., shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present at the Meeting.

Proposal No. 1 (re-election of seven directors) requires the affirmative vote of a plurality of the votes of the shares of capital stock present virtually or represented by proxy at such meeting and entitled to vote thereat.

Proposal No. 2 (ratification of appointment of M&K to serve as our independent registered public accounting firm for fiscal year ending December 31, 2025) requires the affirmative vote of a majority of the number of shares of stock present virtually or represented by proxy at such meeting and entitled to vote thereat.

Revocability of Proxies	Any proxy may be revoked by the person giving it at any time before it is voted. A proxy may be revoked by (A) sending to our Secretary, at Bonk, Inc., 18801 N Thompson Peak Pkwy Ste 380, Scottsdale, AZ 85255, either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (B) by virtually attending the Meeting and voting at the Meeting.

Proxy Solicitation Costs	The cost of soliciting proxies relating to the Meeting, will be borne by the Company. If any additional solicitation of the holders of our outstanding shares of common stock and voting preferred stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, telegram, and personal solicitation by officers, directors, and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal	None of Delaware law, our Certificate of Incorporation, as amended, or our Bylaws, as amended, provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Meeting. Accordingly, our stockholders will have no right to dissent on any of the proposals presented at the Meeting.

Who Can Answer Your Questions about Voting Your Shares	You can contact Jarrett Boon at (561) 244-7100 or by sending a letter to the offices of the Company at 18801 N Thompson Peak Pkwy Ste 380, Scottsdale, AZ 85255, with any questions about proposals described in this proxy statement or how to execute your vote.

Principal Offices	The principal executive offices of the Company are located at 18801 N Thompson Peak Pkwy Ste 380, Scottsdale, AZ 85255. The Company’s telephone number is (561) 244-7100.

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PROPOSAL NO. 1 — RE-ELECTION OF DIRECTORS

The Board consists of seven directors, all of whom have been nominated by the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”) and approved by the Board to stand for re-election as directors of the Company. Unless such authority is withheld, proxies will be voted for the re-election of the persons named below, each of whom has been designated as a nominee. If, for any reason, any nominee/director becomes unavailable for re-election, the proxies will be voted for such substitute nominee(s) as the Board may propose.

We believe that the collective skills, experiences, and qualifications of our directors provide the Board with the expertise and experience necessary to advance the interests of our stockholders. While the Nominating and Corporate Governance Committee does not have any specific, minimum qualifications that must be met by each of our directors, the Nominating and Corporate Governance Committee uses a variety of criteria to evaluate the qualifications and skills necessary for each member of the Board. In addition to the individual attributes of each of our current directors described below, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing stockholder value, and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experiences.

The director nominees recommended by the Board are as follows:

The Board Recommends The Re-Election Of These Nominees:

Name	Age	Position(s)
Jarrett Boon	56	Chief Executive Officer and Director
John Gulyas	50	Executive Chairman and Director
Christopher Marc Melton	54	Director
Mitchell Rudy	29	Director
Connor Klein	24	Director
James McAvity	40	Director
Stacey Duffy	33	Director

Nominee Information

Jarrett Boon, Chief Executive Officer and Director, has served as one of our directors since October 2023 and was appointed as the Chief Executive Officer of the Company in February 2024. Mr. Boon was the Co-Founder and CEO of GBB Drink Lab, which developed Safety Shot Beverages, the first patented beverage on Earth that helps people feel better faster by reducing blood alcohol content and boosting clarity. Mr. Boon has over 30 years of experience building successful businesses from creation to exit. Mr. Boon was one of the original thought leaders and investors in LifeLock, a leading identity protection provider, where he applied his expertise in sales, marketing, and strategic business development to grow LifeLock to $500 million in revenue. LifeLock went public in 2012 and was subsequently acquired by Symantec in 2016 for $2.3 billion. Prior to LifeLock, Mr. Boon founded SW Promotions, a marketing and advertising company. SW Promotions and its 400 employees were acquired by one of its publicly traded partners.

John Gulyas, Executive Chairman and Director, has served as one of our directors since July 2023 and was appointed as the Executive Chairman of the Company in March 2024. Mr. Gulyas has owned and operated multiple franchise brands over the last 13 years. Since 2015, Mr. Gulyas has been the owner and the CEO of 2V Consulting LLC. Since February 2020, Mr. Gulyas has been working as the Founder and President of GBB Drink Lab, which is the world’s first rapid blood alcohol detoxification drink, and which was acquired by the Company. From October 2018 to September 2021, Mr. Gulyas worked as a vice president of franchise development at Vio Med Spa. Mr. Gulyas worked as site development coordinator at European Wax Center from June 2007 to March 2017.

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Christopher Marc Melton, Director, has served as one of our directors since August 2019. Mr. Melton has served as director of SG Blocks, Inc. since November of 2011 and currently serves as the Audit Committee Chairman. From 2000 to 2008, Mr. Melton was a Portfolio Manager for Kingdon Capital Management (“Kingdon”) in New York City, where he ran in excess of $1 billion book in media, telecom, and Japanese investment. Mr. Melton opened Kingdon’s office in Japan, where he set up a Japanese research company. From 1997 to 2000, Mr. Melton served as a Vice President at JPMorgan Investment Management as an equity research analyst, where he helped manage $1 billion plus in REIT funds under management. Mr. Melton was a Senior Real Estate Equity Analyst at RREEF Funds in Chicago from 1995 to 1997. Mr. Melton is Principal and co-founder of Callegro Investments, a specialist land investor. He currently serves on several public and private boards as well as Chairman of the Audit Committee of a Nasdaq listed company.

Mitchell Rudy, Director, has served as one of our directors since September 2025. Mr. Rudy, known as “Nom” in the crypto community, is a Canadian software developer and one of the founding contributors behind BONK, the popular Solana-based meme token and community-driven DeFi ecosystem. Active in Solana since 2021, Mr. Rudy helped shape MonkeDAO and led BONK’s rapid adoption after the 2022 FTX collapse, focusing on democratized access, product innovation, and robust integrations across the network.

Connor Klein, Director, has served as one of our directors since October 2025. Mr. Klein is an Investment Partner at New Form Capital. Mr. Klein is responsible for investments across financial infrastructure, real-world-assets, and DeFi. Mr. Klein previously worked in Investment Banking at Morgan Stanley in its consumer & retail group and in growth at Halliday, an Andreessen Horowitz-backed crypto payments startup. Mr. Klein holds a B.A. in Economics from the University of Pennsylvania.

James McAvity, Director, has served as one of our directors since November 2025. Mr. McAvity began his career as a commodities trader which led to him building and operating a proprietary CME derivatives trading business focused on energy futures. The business delivered outstanding returns in each year of its operation and did not manage outside capital. Building on his passion for technology, Mr. McAvity then served on the management team from 2013 to 2018 and the board of directors from 2018 to 2022 of Knock, Inc, a Saas business providing solutions to the US apartment industry, which was sold to Realpage in 2022 in a successful exit. In 2018, Mr. McAvity co-founded Cormint, Inc., a Bitcoin mining company headquartered in Fort Stockton, Texas. Mr. McAvity and the Cormint team have scaled their business to 130MW of capacity and 3 EH of mining capacity while being the most efficient miner of Bitcoin as ranked by both CoinShares and MinerMag for FY 2023 and 2024. Mr. McAvity currently serves as the CEO of Cormint.

Stacey Duffy, Director, has served as one of our directors since November 2025. Ms. Duffy is a director-level financial due diligence professional. Ms. Duffy has extensive experience leading complex transactions for corporate and private equity clients at firms including Alvarez & Marsal and KPMG. Ms. Duffy’s historical deals range across public and private companies, international acquisitions, and carve-out transactions.

Vote Required

Directors are elected by a plurality of the votes cast in person or by proxy at the annual meeting of stockholders and entitled to vote on the election of directors. “Plurality” means that the nominees receiving the greatest number of affirmative votes will be elected as directors, up to the number of directors to be chosen at the meeting. Broker non-votes will not affect the outcome of the election of directors because brokers do not have discretion to cast votes on this proposal without instruction from the beneficial owner of the shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ELECTION OF
THE DIRECTOR NOMINEES.

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CORPORATE GOVERNANCE PRACTICES AND POLICIES

Board and Committee Independence

The Board determines whether each of our directors is considered independent. For a director to be considered independent, the director must meet the bright-line independence standards under the Nasdaq listing standards. The Board must also affirmatively determine that, in its opinion, each director has no relationship that would interfere with the directors’ exercise of independent judgment in carrying out the director’s responsibilities. In addition to the Nasdaq listing standards, the Board will consider all relevant facts and circumstances in determining whether a director is independent. There are no family relationships among any of our directors and executive officers. The Board has determined that the following nominees satisfy the independence requirements of Nasdaq: Mr. Melton, Mr. Klein, Mr. McAvity, and Ms. Duffy.

Board Committees and Meetings

The Board held 5 meetings during fiscal year 2024. No director attended fewer than 90% of the aggregate number of all meetings of the Board and of the committees on which he or she served during fiscal year 2024. The Company expects the directors to attend the Meeting either online or by conference call.

Board Committees

The Board has created three standing committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The Board has adopted a formal, written charter for each of the committees under which each committee operates. The charters can be found in the Corporate Governance tab on the Company’s website at https://safetyshotofficial.com/. As a matter of routine corporate governance, each committee intends to review its charter and practices on an annual basis to determine whether its charter and practices are consistent with listing standards of Nasdaq.

Committee Composition

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Christopher Marc Melton	(1) (2) (3)	(1)	(1)

Connor Klein	(1)	(1) (2)	(1)

James McAvity		(1)

Stacey Duffy	(1)		(1) (2)

(1)	Committee member.

(2)	Committee chair.

(3)	The Board has determined that we have at least one “audit committee financial expert,” as defined by the rules and regulations of the SEC and that is Mr. Melton.

Audit Committee

Upon re-election, Mr. Melton, Mr. Klein, and Ms. Duffy will continue to be members of our Audit Committee of the Board (the “Audit Committee”), where Mr. Melton shall continue to serve as the chairman. All members of our Audit Committee satisfy the independence standards promulgated by the SEC and by Nasdaq as such standards apply specifically to members of Audit Committees.

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We have adopted and approved a charter for the Audit Committee. In accordance with our Audit Committee Charter, our Audit Committee shall perform several functions, including:

●	selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
●	helping to ensure the independence and performance of the independent registered public accounting firm;
●	discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;
●	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
●	reviewing our policies on risk assessment and risk management;
●	reviewing related party transactions;
●	obtaining and reviewing a report by the independent registered public accounting firm at least annually, that describes our internal quality-control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law; and
●	approving (or, as permitted, pre-approving) all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.

It is determined that Mr. Melton possesses accounting or related financial management experience that qualifies him as an “audit committee financial expert” as defined by the rules and regulations of the SEC.

The Audit Committee held 4 meetings in fiscal year 2024.

Compensation Committee

Upon re-election, Messrs. Melton, Klein, and McAvity will be members of our Compensation Committee of the Board (the “Compensation Committee”) and Mr. Klein shall serve as the chairman. All members of our Compensation Committee are qualified as independent under the current definition promulgated by Nasdaq. We have adopted a charter for the Compensation Committee. In accordance with the Compensation Committee Charter, the Compensation Committee is responsible for overseeing and making recommendations to the Board regarding the salaries and other compensation of our executive officers and general employees and providing assistance and recommendations with respect to our compensation policies and practices.

The Compensation Committee held 2 meetings in fiscal year 2024.

Nominating and Corporate Governance Committee

Upon re-election, Mr. Melton, Mr. Klein, and Ms. Duffy will be the members of our Nominating and Corporate Governance Committee, where Ms. Duffy shall serve as the chairman. All members of our Nominating and Governance Committee are qualified as independent under the current definition promulgated by Nasdaq. The Board adopted and approved a charter for the Nominating and Corporate Governance Committee. In accordance with the Nominating and Corporate Governance Committee Charter, the Nominating and Corporate Governance Committee is responsible for identifying and proposing new potential director nominees to the Board for consideration and reviewing our corporate governance policies.

The Nominating and Corporate Governance Committee held 1 meeting in fiscal year 2024.

Board Leadership Structure and Role in Risk Oversight

The Board is primarily responsible for overseeing our risk management processes. The Board receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding our assessment of risks. The Board focuses on the most significant risks we face and our general risk management strategy and also ensures that risks we undertake are consistent with the Board’s appetite for risk. While the Board oversees our risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks we face and that the Board leadership structure supports this approach.

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Our Bylaws, as amended, provide the Board with flexibility in its discretion to combine or separate the positions of Chairman of the Board and Chief Executive Officer. The Board currently separates the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. Our Chief Executive Officer, who is also a member of the Board, is responsible for setting the strategic direction of the Company and the day-to-day leadership and performance of the Company, while the Chairman of the Board provides guidance to the Chief Executive Officer, sets the agenda for the Board meetings, presides over meetings of the Board and tries to reach a consensus on Board decisions. Although these roles are currently separate, the Board believes it should be able to freely select the Chairman of the Board based on criteria that it deems to be in the best interest of the Company and its stockholders, and therefore one person may, in the future, serve as both the Chief Executive Officer and Chairman of the Board.

Code of Ethics

We have adopted a code of business conduct and ethics applicable to all of our directors, officers, employees and all persons performing similar functions. A copy of that code is attached as Exhibit 14.1 to the registration statement filed with the SEC on July 14, 2020. We expect that any amendments to the code, or any waivers of its requirements, will be disclosed in our public filings with the SEC.

Family Relationships

There are no family relationships between or among the director nominees or other executive officers of the Company.

Legal Proceedings Involving Officers and Directors

To our knowledge, our directors and executive officers have not been involved in any of the following events during the past ten years:

1.	any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
3.	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any type of business, securities or banking activities or to be associated with any person practicing in banking or securities activities;
4.	being found by a court of competent jurisdiction in a civil action, the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;
5.	being subject of, or a party to, any federal or state judicial or administrative order, judgment decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or
6.	being subject of or party to any sanction or order, not subsequently reversed, suspended, or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Stockholder Communications with the Board

We have not implemented a formal policy or procedure by which our stockholders can communicate directly with the Board. Nevertheless, every effort will be made to ensure that the views of stockholders are heard by the Board, and that appropriate responses are provided to stockholders in a timely manner. During the upcoming year, the Board will continue to monitor whether it would be appropriate to adopt such a process.

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Executive Officer Compensation

The following table sets forth information concerning the compensation of our executive officers who served during the years ended December 31, 2024 and 2023.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(4)	Option Awards ($)(5)	All Other Compensation ($)(6)	Total Compensation ($)
Jarrett Boon(1)(6)	2024	$150,000	$-	$-	$1,504,454	$25,000	$1,679,454
Chief Executive Officer and Director	2023	$-	$-	$-	$-	$-	$-

John Gulyas(2)(6)	2024	$-	$-	$-	$1,504,454	$25,000	$1,529,454
Executive Chairman and Director	2023	$-	$-	$-	$-	$-	$-

Jordan Schur(3)	2024	$245,000	$-	$810,833	$-	$-	$1,055,833
President and Former Director	2023	$-	$-	$-	$-	$-	$-

1.	Mr. Boon has served as Chief Executive Officer since February 2024 and as a Director since October 2023.
2.	Mr. Gulyas has served as Executive Chairman since March 2024 and as a Director since July 2023.
3.	Mr. Schur has served as President since March 2024 and had served as a Director from March 2024 and to November 2025.
4.	Stock Awards are valued using the market price on the date of grant.
5.	Option Awards represents the fair value of the options granted during the period calculated using the Black-Scholes formula.
6.	Mr. Boon and Mr. Gulyas were each paid $25,000 in director fees during 2024.

Employment Agreements with Named Officers

Jarrett Boon Employment Agreement

On December 16, 2024, the Company entered into an employment agreement (the “Boon Agreement”) with Jarrett Boon, pursuant to which Mr. Boon will serve as the Company’s Chief Executive Officer. The Boon Agreement provides for (A) a $300,000 annual base salary paid in equal installments on the Company’s regular pay dates no less frequently than bi-monthly, (B) a restricted stock award of 1,000,000 shares of Company’s common stock fully vested as of the date therein, (C) an incentive bonus of $100,000 and 500,000 restricted shares of Company’s common stock if the Company achieves a combined revenue of $500,000 for Q1 and Q2 of 2025, (D) an incentive bonus of $100,000 and 500,000 restricted shares of Company’s common stock if the Company achieves a combined revenue of $1,000,000 for Q3 and Q4 of 2025, and (E) other customary employee benefits. On or about March 3, 2025, the Company amended the Boon Agreement by changing Section 5. b. to read, “Restricted Stock. As part of his employment, Employee shall receive a grant of 1,000,000 shares of Company restricted common stock (the “RSUs”) as compensation for work performed in 2025 and 2026. The 1,000,000 RSUs will start vesting on April 1, 2025, in quarterly increments over the following year as follows: 250,000 will vest on July 1, 2025; 250,000 will vest on October 1, 2025; 250,000 will vest on January 1, 2026, and 250,000 will vest on April 1, 2026.”

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John Gulyas Employment Agreement

On December 16, 2024, the Company entered into an employment agreement (“Gulyas Agreement”) with John Gulyas, pursuant to which Mr. Gulyas will serve as the Company’s Executive Chairman of the Board. The Gulyas Agreement provides for (A) a $300,000 annual base salary paid in equal installments on the Company’s regular pay dates no less frequently than bi-monthly, (B) a restricted stock award of 1,000,000 shares of Company’s common stock fully vested as of the date therein, an incentive bonus of $100,000 and 500,000 restricted shares of Company’s common stock if the Company achieves a combined revenue of $500,000 for Q1 and Q2 of 2025, (D) an incentive bonus of $100,000 and 500,000 restricted shares of Company’s common stock if the Company achieves a combined revenue of $1,000,000 for Q3 and Q4 of 2025, and (E) other customary employee benefits. On or about March 3, 2025, the Company amended the Gulyas Agreement by changing Section 5. b. to read, “Restricted Stock. As part of his employment, Employee shall receive a grant of 1,000,000 shares of Company restricted common stock (the “RSUs”) as compensation for work performed in 2025 and 2026. The 1,000,000 RSUs will start vesting on April 1, 2025, in quarterly increments over the following year as follows: 250,000 will vest on July 1, 2025; 250,000 will vest on October 1, 2025; 250,000 will vest on January 1, 2026, and 250,000 will vest on April 1, 2026.”

Jordon Schur Employment Agreement

On December 16, 2024, the Company entered into an employment agreement (the “Schur Agreement”) with Jordon Schur, pursuant to which Mr. Schur will serve as the Company’s President. The Schur Agreement provides for (A) a $300,000 annual base salary paid in equal installments on the Company’s regular pay dates no less frequently than bi-monthly, (B) a restricted stock award of 1,000,000 shares of Company’s common stock fully vested as of the date therein, (C) an incentive bonus of $100,000 and 500,000 restricted shares of Company’s common stock if the Company achieves a combined revenue of $500,000 for Q1 and Q2 of 2025, (D) an incentive bonus of $100,000 and 500,000 restricted shares of Company’s common stock if the Company achieves a combined revenue of $1,000,000 for Q3 and Q4 of 2025, and (E) other customary employee benefits. On or about March 3, 2025, the Company amended the Schur Agreement by changing Section 5. b. to read, “Restricted Stock. As part of his employment, Employee shall receive a grant of 1,000,000 shares of Company restricted common stock (the “RSUs”) as compensation for work performed in 2025 and 2026. The 1,000,000 RSUs will start vesting on April 1, 2025, in quarterly increments over the following year as follows: 250,000 will vest on July 1, 2025; 250,000 will vest on October 1, 2025; 250,000 will vest on January 1, 2026, and 250,000 will vest on April 1, 2026.”

Director Compensation

The following table sets forth the amounts paid to non-executive directors during the years ended December 31, 2024 and 2023.

Directors	2024	2023
Christopher Marc Melton	$25,000	$25,000
Richard Pascucci (former)	$25,000	$-
David Long (former)	$25,000	$-
Brian John (former)	$-	$25,000
Dr. Skender Fani (former)	$-	$25,000
Glynn Wilson (former)	$-	$25,000
Hector Alila (former)	$-	$25,000
Nancy Torres Kaufman (former)	$-	$25,000
Gary Herman (former)	$-	$25,000
	$75,000	175,000

Stock Incentive Plan

On January 17, 2024, the Board adopted the 2024 Equity Incentive Plan (the “2024 Plan”), an omnibus equity incentive plan pursuant to which the Company may grant equity-linked awards to officers, directors, consultants and others, and on July 31, 2024, the Company’s shareholders ratified the 2024 Plan. The 2024 Plan was adopted as a means to offer incentives and attract, motivate and retain and reward persons eligible to participate in the 2024 Plan. On June 12, 2025, the Company’s shareholders approved an amendment to the 2024 Plan to increase the number of shares reserved for issuance under the 2024 Plan from 15,000,000 to 37,000,000.

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On October 31, 2023 and December 5, 2023, the Board and majority shareholders, respectively, approved the 2023 Equity Incentive Plan (the “2023 Plan”), to be administered by our Compensation Committee. Pursuant to the 2023 Plan, we are authorized to grant options and other equity awards to officers, directors, employees and consultants. The purchase price of each share of common stock purchasable under an award issued pursuant to the 2023 Plan, shall be determined by our Compensation Committee, in its sole discretion, at the time of grant, but shall not be less than 100% of the fair market of such share of common stock on the date the award is granted, subject to adjustment. Our Compensation Committee shall also have sole authority to set the terms of all awards at the time of the grant. Pursuant to the 2023 Plan, a maximum of 7,000,000 shares of our common stock shall be set aside and reserved for issuance, subject to adjustments as may be required in accordance with the terms of the 2023 Plan.

On September 14, 2022, and December 22, 2022, the Board and majority shareholders, respectively, approved the 2022 Equity Incentive Plan (the “2022 Plan”), to be administered by our Compensation Committee. Pursuant to the 2022 Plan, we are authorized to grant options and other equity awards to officers, directors, employees and consultants. The purchase price of each share of common stock purchasable under an award issued pursuant to the 2022 Plan, shall be determined by our Compensation Committee, in its sole discretion, at the time of grant, but shall not be less than 100% of the fair market of such share of common stock on the date the award is granted, subject to adjustment. Our Compensation Committee shall also have sole authority to set the terms of all awards at the time of grant. Pursuant to the 2022 Plan, a maximum of 4,000,000 shares of our common stock shall be set aside and reserved for issuance, subject to adjustments as may be required in accordance with the terms of the 2022 Plan.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding outstanding options to acquire our common stock held by each of the named executive officers as of December 31, 2024, including the vesting dates for the portions of these awards that had not vested as of that date. The named executive officers did not hold any other outstanding equity awards as of that date. Except as set forth below, all of the outstanding equity awards granted to our named executive officers were fully vested as of December 31, 2024.

		Option Awards
				Equity
				Incentive
				Plan Awards:
		Number of	Number of	Number of
		Securities	Securities	Securities
		Underlying	Underlying	Underlying
		Unexercised	Unexercised	Unexercised		Option	Option
	Grant	Options (#)	Options (#)	Unearned		Exercise	Expiration
Name	Date	Exercisable	Unexercisable	Options (#)		Price ($)	Date
John Guylas	7/18/2023	50,000	-	-		$0.49	7/16/2028
John Guylas	1/16/2024	1,250,000	-	-		$1.79	1/14/2029
John Guylas	2/7/2024	1,050,000	-	-		$0.76	12/29/2027
John Guylas	2/7/2024	900,000	-	-		$1.30	12/29/2027
Jarrett Boon	8/18/2023	100,000	-	-		$1.13	8/16/2028
Jarrett Boon	1/16/2024	1,250,000	-	-		$1.79	1/14/2029
Jarrett Boon	2/7/2024	1,050,000	-	-		$0.76	12/29/2027
Jarrett Boon	2/7/2024	900,000	-	-		$1.30	12/29/2027
Jordan Schur	3/7/2024	750,000	-	-		$1.96	3/6/2029
Jordan Schur	3/7/2024	50,000	-	-		$1.96	3/6/2029
Jordan Schur	3/7/2024	-	250,000	-	(1)	$1.96	3/6/2029

(1)	Represents 250,000 options held by Jordan Schur, which vested in full on January 1, 2025.

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SECTION 16(A) COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), requires our directors, officers, and persons who own more than 10% of any class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our equity securities. To our knowledge, based solely on review of the copies of such reports furnished to us, as of the date of this proxy, all Section 16(a) filings applicable to officers, directors, and greater than 10% stockholders were made except that Richard Pascucci, Markita Russell, and Mitchell Rudy did not file Form 3s upon their appointment to the Board and/or the Company’s management, as applicable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of the Record Date regarding the beneficial ownership of our common stock, Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock by any person known to us to be the beneficial owner of more than 5% of any class of our voting securities, by directors and certain executive officers, and by all of our directors and executive officers as a group. Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security or has the right to acquire securities within 60 days from the Record Date. Pursuant to such rules, we deemed outstanding shares of common stock subject to options, warrants, and other securities held by that person that are exercisable or convertible currently or within 60 days from the Record Date. We did not deem such shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. Except as otherwise indicated, the business address of our directors and executive officers is 18801 N Thompson Peak Pkwy Ste 380, Scottsdale, AZ 85255. The calculation of percentage of beneficial ownership is based on 185,476,283 shares of our common stock, 39,933 shares of Series A Preferred Stock, 1,813 shares of Series B Preferred Stock, and 135,000 shares of Series C Preferred Stock that were outstanding as of the Record Date.

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Name	Number of Shares of Common Stock Beneficially Owned	Percentage of Class (1)	Number of Shares of Series A Preferred Stock Beneficially Owned	Percentage of Class (2)	Number of Shares of Series B Preferred Stock Beneficially Owned	Percentage of Class (3)	Number of Shares of Series C Preferred Stock Beneficially Owned	Percentage of Class (4)	Total Voting Power
Executive Officers and Directors
Jarrett Boon, Chief Executive Officer and Director (5)	7,717,000	4.1%	-	-	-	-	-	-	2.2%
Markita Russell, Chief Financial Officer (6)	675,000	*	-	-	-	-	-	-	*
John Gulyas, Executive Chairman and Director (7)	7,667,667	4.1%	-	-	-	-	-	-	2.2%
Jordan Schur, President and Former Director (8)	4,600,000	2.5%	-	-	-	-	-	-	1.3%
Christopher Marc Melton, Director (9)	681,000	*	-	-	-	-	-	-	*
Mitchell Rudy, Director (10)	124,884,366	40.2%	-	-	-	-	135,000	100%	35.5%
Connor Klein, Director	-	-	-	-	-	-	-	-	-
James McAvity, Director	-	-	-	-	-	-	-	-	-
Stacey Duffy, Director	-	-	-	-	-	-	-	-	-
All current executive officers and directors as a group (9 persons)	146,225,033	51.6%	-	-	-	-	135,000	100%	41.6%

Other 5% Beneficial Owner
American Ventures Series XII SHOT (11)	21,670,282	10.5%	-	-	-	-	-	-	6.2%
Core 4 Capital Corp. (12)	12,354,602	6.4%	39,933	100%	-	-	-	-	3.5%
Fried LLC (13)	3,999,265	2.1%	-	-	1,813	100%	-	-	1.1%
Lucky Dog Holdings (14)	124,884,366	40.2%	-	-	-	-	135,000	100%	35.5%

*	Less than 1%.

(1) Percentage of common stock ownership is based on 185,476,283 shares of common stock issued and outstanding as of the Record Date.

(2) Percentage of Series A Preferred Stock ownership is based on 39,933 shares of Series A Preferred Stock issued and outstanding as of the Record Date.

(3) Percentage of Series B Preferred Stock ownership is based on 1,813 shares of Series B Preferred Stock issued and outstanding as of the Record Date.

(4) Percentage of Series C Preferred Stock ownership is based on 135,000 shares of Series C Preferred Stock issued and outstanding as of the Record Date.

(5) Includes 3,250,000 shares of common stock issuable upon exercise of options.

(6) Includes 325,000 shares of common stock issuable upon exercise of options.

(7) Includes 3,200,000 shares of common stock issuable upon exercise of options.

(8) Includes 1,050,000 shares of common stock issuable upon exercise of options.

(9) Includes 81,000 shares of common stock issuable upon exercise of options.

(10) The two common stock columns include 124,884,366 shares of common stock issuable upon conversion of shares of Series C Preferred Stock held by Lucky Dog Holdings (“Lucky Dog”) and exclude 51,921,080 shares of common stock to be issued to Lucky Dog pursuant to the Securities Purchase Agreement, dated August 25, 2025, between the Company and the purchasers named therein. The two Series C Preferred Stock columns include 135,000 shares of Series C Preferred Stock held by Lucky Dog. Mitchell Rudy has investment control of and is a Director of Lucky Dog.

(11) Includes 21,670,282 shares of common stock issuable upon exercise of the warrants issued to American Ventures Series XII SHOT pursuant to the Securities Purchase Agreement, dated July 22, 2025, between the Company and the purchasers named therein. Eric Newman has investment control of and is the Investment Manager of American Ventures Series XII SHOT. The address of American Ventures Series XII SHOT is 725 Fifth Ave., 23rd Fl., New York, NY 10022.

(12) The two common stock columns include 6,816,832 shares of common stock issuable upon conversion of shares of Series A Preferred Stock held by Core 4 Capital Corp. Joel Schur has investment control of and is Chairman of Core 4 Capital Corp. The address of Core 4 Capital Corp. is 399 Knollwood Rd., #203, White Plains, NY 10603.

(13) The two common stock columns include 3,999,265 shares of common stock issuable upon conversion of shares of Series B Preferred Stock held by Fried LLC (subject to a 4.99% beneficial ownership blocker). Jordan Fried has investment control of and is a manager of Fried LLC. The address of Fried LLC is 151 Calle San Francisco, San Juan, PR 00901.

(14) The two common stock columns include 124,884,366 shares of common stock issuable upon conversion of shares of Series C Preferred Stock held by Lucky Dog and exclude 51,921,080 shares of common stock to be issued to Lucky Dog pursuant to the Securities Purchase Agreement, dated August 25, 2025, between the Company and the purchasers named therein. Mitchell Rudy has investment control of and is a Director of Lucky Dog.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following sets forth a summary of all transactions since January 1, 2023, and any currently proposed transactions, in which the Company was or is to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at the fiscal year-end for 2023 and 2024, and in which any related person had or will have a direct or indirect material interest.

Chijet

At December 31, 2022, the Company had invested $2,908,300 in Jupiter Wellness Sponsor LLC (“JWSL”), a limited liability company formed for the sole purpose of sponsorship of Jupiter Wellness Acquisition Corp. (“JWAC”), a special purpose acquisition company (“SPAC”) and an unconsolidated subsidiary. Brian John, our former CEO, was the managing member of JWSL and Chief Executive Officer of JWAC.

JWAC filed a Current Report on Form 8-K filed with the SEC on May 2, 2023. JWAC’s stockholders approved JWAC’s business combination with Chijet Inc. and its affiliates including Chijet Motor Company Inc. (collectively “Chijet”), at its special meeting of stockholders held on May 2, 2023 and the business combination closed on June 1, 2023. As a result, on June 27, 2023, the Company received a total of 1,662,434 shares of restricted common stock of Chijet (Nasdaq: CJET) in exchange for its loans. In August 2023, the Company received 96,000 additional shares of Chijet due to downside protection clauses in the business combination agreements.

In May 2023, the Company purchased 48,000 shares of Chijet common stock for $508,800 and in September and October 2023, the Company purchased an additional 18,200 shares for $36,330.

During the year ended December 31, 2023 the Company sold 271,679 Chijet shares for a realized gain of $238,834.

At December 31, 2023, the Company held 1,200,821 common shares of Chijet (the “CJET Shares”), which were considered trading securities and were categorized as marketable securities on the balance sheet. At December 31, 2023 the CJET Shares had a combined fair market value of $842,976 and a combined unrealized loss of $1,511,488, which was included in other income/loss.

In connection with the Chijet transaction, Mr. John was “entitled to a twenty percent (20%) bonus based on the net profits realized from any investment made by the Company.” At June 30, 2023, the Company had recorded a contingent liability of $233,377 payable to Mr. John in this regard. Subsequent to June 30, 2023, Mr. John agreed to receive 267,500 shares of restricted Chijet shares in lieu of any bonuses payments related to the transaction.

At December 31, 2024, the Company did not hold any shares of Chijet.

Brian John Advisory Agreement

On March 1, 2024, the Company entered into a transition advisory agreement (the “Advisory Agreement”) with Brian John, our former CEO, pursuant to which the Mr. John resigned from his position as the Chief Executive Officer of the Company and was hired as an advisor to the Company for a term of 3 months ending on June 1, 2024, and a further 3 months extension with the mutual consent of the parties therein. Mr. John shall receive $12,500 as a monthly compensation for his services under the Advisory Agreement. The term did not extend beyond June 1, 2024.

Jordan Fried

On June 25, 2025, two accredited investors (the “Investors”), including Fried LLC, purchased certain convertible notes (the “Fried Notes”) and warrants (the “Fried Warrants”) of the Company from a former holder. Jordan Fried has investment control of and is a manager of Fried LLC.

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On July 21, 2025, the Company entered into a Securities Purchase Agreement (the “July 2025 Securities Purchase Agreement”) with accredited investors, including Jordan Fried, relating to a registered direct offering and a concurrent private placement, pursuant to which, among others, on July 24, 2025, the Company issued to Jordan Fried 4,338,395 shares of common stock at an offering price of $0.461 per share and unregistered warrants to purchase up to an aggregate of 8,676,790 shares of common stock at a purchase price of $0.125 per warrant. Each warrant is exercisable for one share of common stock, has an exercise price of $0.461 per share, and is immediately exercisable upon issuance and has a term of exercise equal to five (5) years from the date of issuance. As a result of the issuance of share of common stock and unregistered warrants, Jordan Fried became a beneficial owner of more than five percent of our common stock.

On July 2, 2025, the Company entered into an Exchange Agreement (the “July Fried Exchange Agreement”) by and among the Company and the Investors, including Fried LLC. Pursuant to the July Fried Exchange Agreement, the parties intended to effect a voluntary security exchange transaction whereby, among others, Fried LLC shall exchange the portion of the Fried Notes that it held for an aggregate of 3,606 shares of Series B Preferred Stock on the closing date. The exchange transaction closed on July 3, 2025, and the 3,606 shares of Series B Preferred Stock were issued to Fried LLC on August 26, 2025.

On November 7, 2025, the Company entered into an Exchange Agreement (the “November Fried Exchange Agreement”) by and between the Company and Fried LLC. Pursuant to the November Fried Exchange Agreement, Fried LLC shall exchange the portion of the Fried Warrants that it held for an aggregate of 1,643,663 shares of common stock. The 1,643,663 shares of common stock have not been issued to Fried LLC as of November 20, 2025.

Lucky Dog

On August 8, 2025, the Company entered into a Securities Purchase Agreement (the “Series C Securities Purchase Agreement”) with Lucky Dog Holdings, a company founded and controlled by Mitchell Rudy, our director, for a private investment in public equity of 35,000 shares of the Series C Preferred Stock at a purchase price of $25,000,000, which was paid in the form of BONK tokens. The conversion price of the Series C Preferred Stock is $1.081, which results in the total number of shares of common stock into which such 35,000 shares of Series C Preferred Stock can be converted is 32,377,428 shares of common stock. On August 8, 2025, the Company also entered into a Revenue Sharing Agreement (the “Revenue Sharing Agreement”) with Lucky Dog Holdings, for issuance of 100,000 shares of Series C Preferred Stock in exchange for an amount equal to 10% of all gross revenue of LetsBonk.fun in perpetuity. The total number of shares of common stock into which such 100,000 shares of Series C Preferred Stock can be converted into is 92,506,938 shares of common stock. These transactions were approved by the Board by unanimous vote on August 5, 2025.

On August 25, 2025, the Company entered into a Securities Purchase Agreement with Lucky Dog Holdings, a company founded and controlled by Mitchell Rudy, our director, for a private investment in public equity of 51,921,080 shares of common stock at a purchase price of $0.4815 per share. The aggregate purchase price was $25,000,000, which was paid in the form of BONK tokens. The transaction was approved by the Board by unanimous written consent on August 25, 2025. This transaction closed on August 29, 2025, although as of November 20, 2025, the 51,921,080 shares have not been issued.

PROPOSAL NO. 2 - RATIFICATION OF APPOINTMENT

OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

While stockholder ratification of the Company’s independent registered public accountants is not required by our Certificate of Incorporation, as amended, Bylaws, as amended, or otherwise, the Audit Committee and management believe that it is desirable and a matter of good corporate practice for stockholders to ratify the Company’s selection of the independent registered public accountants. The Audit Committee has selected M&K CPAS, PLLC to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025. Therefore, we are requesting that stockholders approve the proposal to ratify the appointment of M&K as our independent registered public accounting firm.

The Audit Committee values the input of our stockholders. In the event that stockholders do not approve this proposal, the Audit Committee may reconsider this appointment.

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We have been advised by M&K that neither the firm nor any of its associates had any relationship during the last fiscal year with the Company other than the usual relationship that exists between independent registered public accountant firms and their clients. Representatives of M&K are not expected to attend the Meeting virtually and therefore are not expected to be available to respond to any questions. As a result, representatives of M&K will not make a statement at the Meeting.

The Board recommends that you vote “for” ratifying the appointment of M&K to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Fees Paid to the Independent Registered Public Accounting Firm

Audit Fees totaling $139,700 and $120,175 were paid to M&K during the year ended December 31, 2024 and 2023, respectively.

No other fees were paid to M&K.

Policies and Procedures Relating to Approval of Services by our Independent Registered Public Accountants

The Audit Committee is solely responsible for the approval in advance of all audit and permitted non-audit services to be provided by our independent registered public accounting firms (including the fees and other terms thereof), subject to the de minimus exceptions for non-audit services provided by Section 10A(i)(1)(B) of the Exchange Act, which services are subsequently approved by the Audit Committee prior to the completion of the audit. None of the fees listed above are for services rendered pursuant to such de minimus exceptions.

The Audit Committee has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit, tax, and non-audit services provided by M&K in the fiscal years ended December 31, 2024 and 2023. Consistent with the Audit Committee’s responsibility for engaging our independent auditors, all audit and permitted non-audit services require pre-approval by the Audit Committee. The full Audit Committee approves proposed services and fee estimates for these services. One or more independent directors serving on the Audit Committee may be delegated by the full Audit Committee to pre-approve any audit and non-audit services. Any such delegation shall be presented to the full Audit Committee at its next scheduled meeting. Pursuant to these procedures, the Audit Committee approved the foregoing audit services provided by M&K.

Audit Committee Report

The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibility to oversee our financial reporting activities. The Audit Committee is responsible for reviewing with both our independent registered public accounting firm and management, our accounting and reporting principles, policies and practices, and our accounting, financial, and operating controls and staff. The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by the Public Company Accounting Oversight Board’s (the “PCAOB”) Rule 3200T. Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based upon such review and discussion, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year ended December 31, 2024 for filing with the SEC (the “Annual Report”). The Audit Committee has also approved, subject to stockholders’ ratification, the appointment of M&K to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

The information contained in this proxy statement with respect to the Audit Committee’s report above and the independence of the members of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

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OTHER MATTERS

The Board knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

OTHER IMPORTANT INFORMATION

Deadline for Submission of Stockholder Proposals for 2026 Annual Meeting of Stockholders

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2026 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at 18801 N Thompson Peak Pkwy Ste 380, Scottsdale, AZ 85255, no later than February 13, 2026.

If we are not notified of a stockholder proposal within a reasonable time prior to the time we send our proxy statement for our 2026 annual meeting of stockholders, the Board will have discretionary authority to vote on the stockholder proposal, even though the stockholder proposal is not discussed in the proxy statement. In order to curtail any controversy as to the date on which a stockholder proposal was received by us, it is suggested that stockholder proposals be submitted by certified mail, return receipt requested, and be addressed to Bonk, Inc., 18801 N Thompson Peak Pkwy Ste 380, Scottsdale, AZ 85255. Notwithstanding, the foregoing shall not affect any rights of stockholders to request inclusion of proposals in our proxy statement pursuant to Rule 14a-8 under the Exchange Act nor grant any stockholder a right to have any nominee included in our proxy statement.

Proxy Solicitation

The solicitation of proxies is made on behalf of the Board and we will bear the cost of soliciting proxies. The transfer agent and registrar for our common stock, ClearTrust, LLC, as a part of its regular services and for no additional compensation other than reimbursement for out-of-pocket expenses, has been engaged to assist in the proxy solicitation. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, stockholders or their representatives by our directors, officers, and other employees who will receive no additional compensation therefor. We may also retain a proxy solicitation firm to assist us in obtaining proxies by mail, facsimile, or email from record and beneficial holders of shares for the Meeting. If we retain a proxy solicitation firm, we expect to pay such firm reasonable and customary compensation for its services, including out-of-pocket expenses.

We request persons such as brokers, nominees, and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy. We will reimburse such persons for their reasonable expenses.

Annual Report

The Annual Report is available at https://safetyshotofficial.com/sec-filings/ as well as on the SEC’s website at www.sec.gov. The Annual Report contains our audited financial statements for the fiscal year ended December 31, 2024. The Annual Report, however, is not to be regarded as part of the proxy soliciting material.

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Households of Proxy Materials

Only one copy of proxy card and notice of the Meeting are being delivered to multiple registered stockholders who share an address unless we have received contrary instructions from one or more of the stockholders. A separate proxy card and notice of the Meeting are being included for each account at the shared address. Registered stockholders who share an address and would like to receive a separate copy of our Annual Report and/or a separate copy of this proxy statement, or have questions regarding the householding process, may contact the Company’s transfer agent: ClearTrust, LLC, by calling (212) 828-8436, or by forwarding a written request addressed to ClearTrust, LLC, 18 Lafayette Pl, Woodmere, NY 11598.

Promptly upon request, a separate copy of our Annual Report on Form 10-K and/or a separate copy of this proxy statement will be sent. By contacting ClearTrust, LLC, registered stockholders sharing an address can also (i) notify the Company that the registered stockholders wish to receive separate annual reports to stockholders, proxy statements, and/or Notices of Internet Availability of Proxy Materials, as applicable, in the future or (ii) request delivery of a single copy of annual reports to stockholders and proxy statements in the future if registered stockholders at the shared address are receiving multiple copies.

Many brokers, brokerage firms, broker/dealers, banks, and other holders of record have also instituted “householding” (delivery of one copy of materials to multiple stockholders who share an address). If your family has one or more “street name” accounts under which you beneficially own shares of our common stock, you may have received householding information from your broker, brokerage firm, broker/dealer, bank, or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of this proxy statement or our Annual Report or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

Accompanying this proxy statement is a copy of the Annual Report. Such Annual Report constitutes the Company’s annual report to its stockholders for purposes of Rule 14a-3 under the Exchange Act. Such Annual Report includes the Company’s audited financial statements for the fiscal year ended December 31, 2024 and certain other financial information, which is incorporated by reference herein. The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements, and other information with the SEC. Such reports, proxy statements, and other information are available on the SEC’s website at www.sec.gov. Stockholders who have questions in regard to any aspect of the matters discussed in this proxy statement should contact Jarrett Boon, our Chief Executive Officer, at 18801 N Thompson Peak Pkwy Ste 380, Scottsdale, AZ 85255 or by telephone on (561) 244-7100.

Important Notice Regarding the Availability of Proxy Materials for the Meeting: The Notice of the Meeting, this proxy statement, and the Annual Report are available at https://safetyshotofficial.com/sec-filings/.

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SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

During The Meeting - Go to **www.virtualshareholdermeeting.com/BNKK2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on December 21, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V81664-P41636 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BONK, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors.

Nominees:	**For**	**Against**	**Abstain**
1a. Jarrett Boon	☐	☐	☐
1b. John Gulyas	☐	☐	☐
1c. Christopher Marc Melton	☐	☐	☐
1d. Mitchell Rudy	☐	☐	☐
1e. Connor Klein	☐	☐	☐
1f. James McAvity	☐	☐	☐
1g. Stacey Duffy	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:	**For**	**Against**	**Abstain**
2. Ratify the appointment of M&K as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V81665-P41636

BONK, INC.
Annual Meeting of Stockholders
December 22, 2025
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Jarrett Boon and Markita L. Russell, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of BONK, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, ET on December 22, 2025, at www.virtualshareholdermeeting.com/BNKK2025, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side